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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                 March 17, 2005
                                (Date of Report)

                                 March 14, 2005
                        (Date of earliest event reported)

                            SOTHEBY'S HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


      Michigan                      1-9750                        38-2478409
      --------                      ------                     ----------------
  (State or other                 (Commission                 (I.R.S. Employer
  jurisdiction of                 File Number)                Identification No.)
  incorporation or
   organization)

   38500 Woodward Avenue, Suite 100
     Bloomfield Hills, Michigan                                     48303
   --------------------------------                            ---------------
(Address of principal executive offices)                         (Zip Code)


                                 (248) 646-2400
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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Item 1.01. Entry into a Material Definitive Agreement
---------

On March 14, 2005, the Board of Directors of Sotheby's Holdings, Inc. (the "Company") amended and restated the 1998 Stock Compensation Plan for Non-Employee Directors, to be effective as of May 4, 2005. Under the amended and restated plan, as the equity portion of compensation for non-officer Directors, the Company will issue $35,000 in shares of the Company's Class A Common Stock annually to each director, to be paid in quarterly installments based on the closing price per share of this stock on the New York Stock Exchange on the business day immediately preceding the quarterly issuance date. The Company has filed a copy of this plan as Exhibit 10.10 to its Annual Report on Form 10-K for the period ended December 31, 2004, which was filed with the Securities and Exchange Commission on March 16, 2005.

Also effective as of May 4, 2005, the Board of Directors approved the following cash compensation for non-officer Directors, to be paid as noted: a $25,000 annual cash retainer for each Director, payable in quarterly installments; a per meeting fee for each Director of $1,000 for all Board and Board Committee meetings attended; an annual fee of $10,000 to the Chairman of the Audit Committee; and an annual fee of $5,000 to the Chairman of the Compensation Committee.

Item 2.02. Results of Operations and Financial Condition
----------

On March 17, 2005, the Company issued a press release discussing its results of operations for the year ended December 31, 2004. This press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits
----------

(c) Exhibits

    99.1 Sotheby's Holdings, Inc. earnings press release for the year ended December 31, 2004






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                                    SIGNATURE
                                    ---------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                SOTHEBY'S HOLDINGS, INC.


                                                By:    /s/ Michael L. Gillis
                                                       ---------------------
                                                       Michael L. Gillis
                                                       Senior Vice President,
                                                       Controller and Chief
                                                       Accounting Officer

                                                Date:  March 18, 2005
                                                       --------------